Subsequent Events	12 Months Ended
Dec. 31, 2025
Texts Block [Abstract]
Subsequent Events

26	Subsequent Events
In January 2026, the Board of Directors approved a new Stock Option Plan and a Restricted Share Unit Award Plan.
The Stock Option Plan aims to grant up to 1,500,000 options, each entitling the beneficiary to purchase one Class A common share. Such options have a weighted average exercise price per share in the amount of US$13.13; provided that, unless otherwise provided for in an option agreement, this exercise price will be reduced by the amount per share distributed to our shareholders from the date of the grant of the option, whether as dividends, interest on capital, redemption, capital reduction or others. Options will become eligible to be exercised in January 2029.
The Restricted Share Award Plan aims to grant up to 205,000 shares, each entitling the beneficiary to acquire one Class A common share.